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                             CANCELLATION AGREEMENT

entered into between

BIGMAR, INC, a Delaware corporation having its place of business at 6660 Doubletree Avenue #20, Columbus, Ohio, 43229 USA, hereafter "BIGMAR", duly represented by Mr. John Tramontana, president of BIGMAR

and

CERBIOS-PHARMA SA, a Swiss corporation having its place of business at via Pian Scairolo 6, 6917 Barbengo, Switzerland, hereafter "CERBIOS", duly represented by Mr. Giuseppe Rovelli, in accordance with the Resolution of the board of directors of Cerbios executed on March 25, 1997, hereto enclosed in original as Exhibit A.

                                       ***


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                                                                               2

RECITALS

Whereas
a) on November 14, 1995 Bigmar and the Sapec division of Cerbios have entered into the Exclusive distribution and supply agreement relating to the following products:
   Leucovorin Calcium (Calcium Folinate)
   6S - Calcium Folinate
   Calcium Methyl - tetrahydrofolate
   Disodium Clodronate;

b) on December 14, 1995 Bigmar and the Sapec division of Cerbios executed an addendum to the above mentioned agreement of November 14, 1995 relating to the additional following products:
   Sodium Leucovorin (Sodium Folinate)
   Dacarbazine
   Methotrexate;

c) in November 1996, according to par 2 of the above mentioned agreement of November 14, 1995, Bigmar paid a license fee of US$100,000 -- to Cerbios,
   with    value date November 21, 1996;

d) Bigmar made several purchases relating to some of the products concerning the above mentioned agreement of November 14, 1995;


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                                                                               3

e) the parties deem that it is in their own best interest to close their commercial relationships relating to the above mentioned agreement of November 14, 1995 and its addendum of December 14, 1995,

all this aforementioned,
the parties agree as follows:

1. The parties agree to cancel and cancel the Exculsive distribution and supply agreement of November 14, 1995 as well as its addendum of December 14, 1995 with immediate effect.

2. The license fee of US$100,000--remains for the benefit and the account of Cerbios, which therefore is entitled to keep such amount, without any obligation to refund it to Bigmar.

3. With the execution of the present Cancellation agreement the parties are lifted from any and all obligations connected with the Exclusive distribution  and  supply  agreement  of  November  14,  1995  as well as its addendum of December 14, 1995, except from those relating to the confidentiality clause (clause 10), which shall continue to have effect and from those relating to the payment of the outstanding invoices.

4. The present agreement shall take effect and enter into force as soon as Bigmar will have delivered two originals of the corresponding "Unanimous written consent of the board of directors of Bigmar, Inc.", in the form attached hereto as EXHIBIT B, to the notary public



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                                                                               4

   Mr. Pietro Moggi,  who is herewith  instructed by the parties to receive such
   resolution  and  deliver  one  original of  this   resolution   to   Cerbios.

   Bigmar undertakes to deliver this resolution to the notary public within the 10th of April 1997.

   In case of failure to provide the "Unanimous written consent of the board of directors of Bigmar, Inc." within the 10th of April 1997, the present agreement will not come into force and will be considered null and void.

5. This agreement shall be governed by and construed in accordance with the substantive laws of the State of Ohio, USA, without regard to Ohio's choice of law rules.

6. Any disputes or differences between the parties arising out of, or in connection with this agreement shall be resolved in New York by a sole arbitrator, in accordance with the rules and regulations of the International Chamber of Commerce of Paris.

In witness whereof, both parties have caused this agreement to be signed in six originals, two for each party and two for the notary public, by their respective duly authorised officers or representatives on the date indicated below.

Lugano, 27th of March 1997

BIGMAR, INC.                                     CERBIOS-PHARMA SA

By:                                              By:
   ---------------------------                      ---------------------------
   Name: John Tramontana                            Name: Giuseppe Rovelli
   Title: President                                 Title: Officer



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                                    VERBALE
                        DEL CONSIGLIO DI AMMINISTRAZIONE
                                     DELLA

                          CERBIOS-PHARMA SA, BARBENGO

La riunione del consiglio e tenuta a Barbengo, negli uffici della Cerbios-Pharma SA, che dopo discussione ha adottato le seguenti risoluzioni:

1. e approvata la sottoscrizione della convenzione con Bigmar, Inc., Columbus, Ohio, relativa alla risoluzione del contratto "Exclusive distribution and supply agreement" stipulato il 14 novembre 1995 tra la divisone Sapec della Cerbios-Pharma e la Bigmar, Inc.; e parimenti annullata la modifica contrattuale del 14 dicembre 1995;

2. e conferito mandato al signor Giuseppe Rovelli per la firma della convenzione con Bigmar, Inc.

Lugano, 25 marzo 1997

/s/ Ing. Attilio Melera                           /s/ Jan Jacob van Troostenburg
-------------------------------                   ------------------------------
ING. ATTILIO MELERA                               JAN JACOB VAN TROOSTENBURG

/s/ Pierangelo Ghirlanda
-------------------------------
PIERANGELO GHIRLANDA




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                                    MINUTES
                           OF THE BOARD OF DIRECTORS
                                       OF

                         CERBIOS-PHARMA INC., BARBENGO


The meeting of the Board of Directors was held in Barbengo, at the offices of Cerbios-Pharma Inc., and after discussion adopted the following resolutions:

1. The subscription to the convention with Bigmar, Inc., Columbus, Ohio was approved according to the resolution of the "Exclusive distribution and supply agreement" contract dated 14 November 1995 between the Sapec division of Cerbios Pharma and Bigmar Inc.; the contractual amendment of 14 December 1995 was also nullified.

2. Mr. Giuseppe Rovelli was given power-of-attorney for the convention with Bigmar, Inc.

Lugano, 25 March 1997



(signature)                             (signature)
----------------------------            -------------------------------
Engineer Attilio Melera                 Jan Jacob Van Troostenburg

(signature)
----------------------------
Pierangelo Ghirlanda



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                           UNANIMOUS WRITTEN CONSENT
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                                  BIGMAR, INC.


The undersigned, being all of the Directors of BIGMAR, INC., a corporation organised and existing under the laws of the State of Delaware (the "Company"), do hereby consent, pursuant to Section 141(f) of the Delaware General Corporation Law and Section 15 of the Restated Bylaws of the Company, to the adoption without a meeting of the following resolutions and that this action be taken without a meeting pursuant to said Section 141(f) of the Delaware General Corporation Law and Section 141(f) of the Delaware General Corporation Law and
Section 15 of the Restated Bylaws of the Company;

Whereas, Mr. John Tramontana has disclosed to the Board of Directors his interests and willingness in the cancellation of the Distribution and License Agreements (defined below);

Whereas, a majority of the disinterested directors of the Company has determined that the cancellation of the (i) Exclusive Distribution and Supply Agreement, dated November 14, 1995, between the Company and the SAPEC Division of Cerbios Pharma SA ('Sapec'), (ii) License and Supply Agreement, dated November 14, 1995, between the Company and Bioferment, a division of Cerbios Pharma SA ("Bioferment") and (iii) Exclusive Distribution and Supply Agreement, dated December 14, 1995, between the Company and Bioferment (collectively, the "Distribution and License Agreements"), is desirable and in the best interests of the Company; and

Whereas, the Cancellation Agreements have already been signed on March 27, 1997 by Cerbios-Pharma SA and by Mr. John Tramontana, in his capacity of president of Bigmar, Inc., on behalf of Bigmar, Inc., a copy of which is attached hereto as Exhibit A, B and C; and

Whereas, Mr. John Tramontana has given to the Board of Directors an original of each of the above three Cancellation Agreements, which correspond in full to the Exhibits A, B and C; and

Whereas, a majority of the disinterested directors of the Company has determined that the above Cancellation Agreements, which effect the cancellation of each of the Distribution and License Agreements are desirable and in the best interests of the Company.


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NOW, THEREFORE,  BE IT RESOLVED, that the Cancellation Agreements be, and hereby are, approved, authorized, ratified and adopted in all respects; and be it

FURTHER RESOLVED, that the execution and delivery of the Cancellation Agreements by the President Mr. John Tramontana is the enforceable and binding act and obligation of the Company, without the signature or attestation of any other officer of the Company or the affixing of any corporate seal; and be it

FURTHER RESOLVED, that any and all actions heretofore or hereafter taken within the terms of the foregoing resolutions be, and hereby are, affirmed, approved and ratified as the act and deed of the Company.

This Unanimous Written Consent may be executed in multiple counterparts, each of which shall constitute an original and all of which shall constitute a single document.

IN WITNESS WHEREOF, the undersigned have executed this Unanimous Written Consent
on         , 1997 and directed that it be filed with the minutes of  proceedings of the Board of Directors.

                                     /s/ John G. Tramontana
                                         -------------------------
                                         JOHN G. TRAMONTANA


                                         -------------------------
                                         MICHAEL K. MEDORS


                                         -------------------------
                                         BERNARD KRAMER


                                         -------------------------
                                         ERIC M. CHEN


                                         -------------------------
                                         JOHN MORRIS


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